-1 -                                            TELKOM CONTRACT No. 076C/01
LICENCE AND MAINTENANCE AGREEMENT
entered into by and between
SYSTEMS APPLICATIONS PRODUCTS (AFRICA) (PTY) LIMITED
("SAP AFRICA")
a company incorporated in accordance with the laws of the Republic of South Africa with offices at SAP Business Park, 1 Woodmead Drive, Woodmead, Sandton
and
TELKOM SOUTH AFRICA LIMITED
("TELKOM")
a company incorporated in accordance with the laws of the Republic of South Africa with its head office at 152 Proes Street, Pretoria
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1.     RECORDAL
It is recorded that:
1. 1.     SAP AFRICA wishes to grant to TELKOM and TELKOM wishes to accept from
SAP AFRICA a licence to use the SOFTWARE (as defined in clause 2. 3. 11), upon the terms and conditions hereinafter set forth.
1. 2.     The SOFTWARE to be licensed in terms hereof will enable TELKOM to establish, manage and operate an Internet-based business platform for TELKOM'S e-
commerce exchange, that is, a "Marketplace" as defined in clause 3. 9.
1. 3.    The parties record their agreement in this document that, upon signature by the party signing last in time, shall supercede and prevail over all other arrangements and agreements between them as to its subject matter.
2.     INTERPRETATION AND DEFINITIONS
In this AGREEMENT:
2. 1.     clause headings are for convenience and shall not be used in its interpretation;
2. 2.     unless the context clearly indicates a contrary indication -
2. 2. 1.         an expression which denotes -
2. 2. 1. 1.             any gender includes the other genders;
2. 2. 1. 2.             a natural person includes an artificial person and vice versa;
2. 2. 1. 3.             the singular includes the plural and vice versa;
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2. 3.      the following expressions shall bear the meanings assigned to them below and cognate expressions bear corresponding meanings -
2. 3. 1.         "AFFILIATE" means a company located in the TERRITORY that is a subsidiary of TELKOM as defined in the Companies Act of 1973, as amended, provided that should any such entity cease, for whatever reason, to be a subsidiary of TELKOM, then it shall ipso facto cease to be an
AFFILIATE for the purposes of this AGREEMENT and the provisions of clause 6. 4 shall apply to such entity;
2. 3. 2.        "BUSINESS THIRD PARTIES" means those persons or entities who are authorised by TELKOM to access and/or USE the SOFTWARE in terms of formal arrangements that TELKOM has with such persons or entities;
2. 3. 3.        "COMMERCE ONE INC. " means a company incorporated in accordance with the Laws of Switzerland with its head offices in Zurich;
2. 3. 4.        "DESIGNATED SITE" means those facilities of TELKOM located in the
TERRITORY in which one or more DESIGNATED UNITS are located and which initially is/are defined in annexure 1 to this AGREEMENT or, for additional DESIGNATED SITES, as may be agreed upon in writing by the parties;
2. 3. 5.        "DESIGNATED UNIT" means an individual computer server located at a
DESIGNATED SITE upon which the SOFTWARE is installed. Each
DESIGNATED UNIT must be approved by SAP AFRICA as compatible with the SOFTWARE and must be identified in annexure 1 hereto or, for additional DESIGNATED UNITS as may be agreed upon in writing by the parties;
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2. 3. 6.       "DOCUMENTATION " means SAP AFRICA's standard DOCUMENTATION in machine readable format in any medium that is delivered to TELKOM under this AGREEMENT, including SAP AFRICA's standard manuals, program listings, data models, flow charts, logic diagrams, input and output forms, functional specifications, instructions and complete or partial copies of the aforegoing;
2. 3. 7.       "PROGRAM CONCEPTS" means the concepts, techniques, ideas and know-how embodied and expressed in any computer programs or modules included in the SOFTWARE, including the structure, sequence and organisation of such programs and modules;
2. 3. 8.       "PROPRIETARY INFORMATION" means: -
2. 3. 8. 1.           with respect to SAP AFRICA, the SOFTWARE and
DOCUMENTATION and any complete or partial copies thereof, the
PROGRAM CONCEPTS and any other information identified or
reasonably identifiable as confidential and PROPRIETARY
INFORMATION of SAP, SAP AG, or each of their respective
licensors, whether marked with proprietary legend or not ("SAP
AFRICA'S PROPRIETARY INFORMATION");
2. 3. 8. 2.           with respect to TELKOM, information identified or reasonably identifiable, as the confidential and PROPRIETARY INFORMATION of  TELKOM, whether marked with proprietary legend or not
("TELKOM's PROPRIETARY INFORMATION"),
excluding any part of the SAP's or TELKOM's PROPRIETARY
INFORMATION which: -
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2. 3. 8. 2. 1.        is, or becomes, publicly available through no act or failure of the other party; or
2. 3. 8. 2. 2.        was or is rightfully acquired by the other party from a source other than the disclosing party prior to receipt from the disclosing party;
      or
2. 3. 8. 2. 3.        becomes independently available to the other party as a matter of right;
2. 3. 9.              "RELEASE" means each issue of the SOFTWARE by SAP AG and its licensors that incorporates the most recent technological functionality and is identified by the numeral to the left of the decimal point (e. g. 2. 0);
2. 3. 10.            "SAP AG" means SAP Aktiengesellschaft Systeme, Anwendungen,
      Produkte in der Datenverarbeitung, a German corporation, with its head office located in Walldorf, Germany. For the purposes of this
      AGREEMENT, and if required by the context, the phrase "SAP AG" shall be deemed to include its licensors, particularly, COMMERCE ONE INC.. Inc, a company incorporated in accordance with the laws of Switzerland with its head office at Zurich, Switzerland;
2. 3. 11.         "SOFTWARE" means:
2. 3. 11. 1.                the SOFTWARE specified in annexure 1 hereto, in machine - or human - readable form that is licensed to TELKOM hereunder;
2. 3. 11. 2.                any RELEASES, VERSIONS or correction levels of the
       SOFTWARE; and
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2. 3. 11. 3.          any complete or partial copies or replacements of any of the aforegoing;
2. 3. 11. 4.          "TERRITORY" means, for the purposes of USING the SOFTWARE, all countries in. AFRICA;
2. 3. 11. 5.          "THIRD-PARTY DATABASE" means a third party proprietary
database or databases or portions thereof that are listed in annexure
1 and such other THIRD PARTY DATABASES that TELKOM may
require in the future;
2. 3. 11. 6.          "TRANSACTION USE" means USE including remote USE and
access to the SOFTWARE by any method by TELKOM or third
parties which results in a transaction as measured by the processor incorporated in the SOFTWARE;
2. 3. 11. 7.         "USE" means to load, execute, employ, utilise, access, store process information that results in TRANSACTION USE or display of the
SOFTWARE within the TERRITORY. USE is deemed to occur where
any such USE occurs by TELKOM, its AFFILIATES or their
respective employees or BUSINESS THIRD PARTIES authorised by
TELKOM in terms of formal arrangements, to USE the SOFTWARE
and, for the purposes of this AGREEMENT, TELKOM shall permit the
 SOFTWARE to be USED only within the TERRITORY;
2. 3. 11. 8.          "VERSIONS" means each issue of each RELEASE of the
SOFTWARE developed by SAP AG, or its licensors, which has
incorporated further development work within the technology of that
RELEASE.
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2. 4.     Any reference to any legislation is to such legislation at the signature date as amended or re-enacted from time to time.
2. 5.     All schedules and annexures to this AGREEMENT shall be deemed to be incorporated in, and form part of, this AGREEMENT.
2. 6.     If any of the aforesaid definitions contains a substantive provision, effect shall be given thereto as if it were contained in the body of this AGREEMENT.
2. 7.     Where any time period is stipulated in days, then same shall exclude Saturdays,
  Sundays and all statutory public holidays provided that any reference in annexure
  2 to "days", shall include Saturdays, Sundays and statutory public holidays.
2. 8.     Should any provision contain a provision for the benefit of a third party, whether named or not, then such third party shall be entitled to accept the benefits conferred in terms thereof, within 30 days of being notified of such benefit. It is recorded for the avoidance of doubt that the provisions of this AGREEMENT shall not in the normal course, be disclosed other than to the parties hereto and their respective employees.
3.     LICENSE
3. 1.     Subject to the provisions of this AGREEMENT, and with effect from the date when the party signing last in time appends its signature to this agreement ("the effective date"), and enduring in perpetuity unless terminated as provided for elsewhere in this AGREEMENT, SAP AFRICA grants, and TELKOM accepts a non-exclusive, non-transferable licence to USE the SOFTWARE,
DOCUMENTATION and other SAP AFRICA PROPRIETARY INFORMATION at the specified DESIGNATED SITE within the TERRITORY.
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3. 2.     TELKOM agrees that, subject to the provisions of clause 3. 9, the license granted in terms hereof does not permit TELKOM to:
3. 2. 1.         USE the SOFTWARE and THIRD-PARTY DATABASE in a manner that allows access to, and USE, (including TRANSACTION USE) directly or indirectly, to the SOFTWARE by third parties (other than BUSINESS
THIRD PARTIES), whether on TELKOM'S hardware or otherwise; or
3. 2. 2.        sublicense the SOFTWARE to any person or entity in a manner that allows such person or entity to provide the same or similar services as those provided by TELKOM utilising the SOFTWARE alone.
3. 3.     TELKOM shall install the SOFTWARE only on the DESIGNATED UNIT located at the DESIGNATED SITE as agreed to by the parties in annexure 1 hereto.
TELKOM further agrees to USE the SOFTWARE only in accordance with the
DOCUMENTATION or as may otherwise be agreed in writing by SAP AFRICA, which may not be unreasonably withheld. TELKOM may connect multiple application servers to each DESIGNATED UNIT and connect a network of computer terminals and workstations to the application servers. TELKOM may install the software on another DESIGNATED UNIT for disaster recovery and business continuity purposes. It is recorded for the avoidance of doubt that
TELKOM shall not be entitled to install the SOFTWARE on another
DESIGNATED UNIT or other hardware situated at another site within the
TERRITORY for the purposes of establishing and operating a Marketplace as defined in clause 3. 9.
3. 4.     TELKOM may transfer the SOFTWARE from one DESIGNATED UNIT to another at a licensed DESIGNATED SITE upon prior written notice to SAP AFRICA. The
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SOFTWARE must be deleted in its entirety within 90 days from such transfer from the DESIGNATED UNIT no longer in use.
3. 5.     If TELKOM is unable to use the SOFTWARE on a DESIGNATED UNIT because of conditions beyond its control, TELKOM may temporarily install the
SOFTWARE on other equipment located within the TERRITORY until such condition is corrected, provided that TELKOM shall ensure that:
3. 5. 1.         the temporary installation shall not impair TELKOM'S ability to prevent any third party's USE of the SOFTWARE; and
3. 5. 2.         TELKOM shall notify SAP AFRICA in writing within 30 days of the location of such temporary installation.
3. 6.     TELKOM is licensed to install at the DESIGNATED SITE no more than 1 (one)
copy of the SOFTWARE on the DESIGNATED UNIT utilised for testing and backup purposes The DESIGNATED UNIT utilised for testing and backup purposes of the SOFTWARE, must be of the same type as those used at the
 DESIGNATED SITE for USE. Only 1 (one) copy of the SOFTWARE is licensed for USE on the DESIGNATED UNIT at the DESIGNATED SITE, unless otherwise agreed upon in writing by SAP AFRICA.
3. 7.     Subject to the provisions of the Escrow Agreement embodied in annexure 3 hereto, TELKOM shall have no right to claim or to be supplied with the basis source code or the production and maintenance DOCUMENTATION for the
SOFTWARE, except as may otherwise be agreed in writing by the parties hereto and by SAP AG.

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3. 8.      Unless agreed by the parties to the contrary, TELKOM may only USE the program modules referred to in the definition of SOFTWARE even if TELKOM is technically able to USE other modules from the SOFTWARE supplied.
3. 9.      It is recorded that the SOFTWARE licensed in terms of this AGREEMENT, and its functionality, enables, and is to be USED to establish, operate and administer a central Internet/Web based market or "e-commerce exchange" ("a
Marketplace"), for USE by TELKOM, it's employees and BUSINESS THIRD
PARTIES for the purposes of:
3. 9. 1.   buying or selling, or offering to buy or sell, products and/or services;
3. 9. 2.   providing or being supplied with, or offering to provide or supply, information and/or accessing or USING the SOFTWARE or any
functionality thereof to TELKOM or to each other, that may or may not result in TRANSACTION USE. Accordingly, TELKOM is entitled to access and USE the SOFTWARE and to allow access to, and USE of, the
SOFTWARE for such purposes and within such functionality.
3. 10.   TELKOM and its AFFILIATES shall only allow USE of the SOFTWARE and SAP
PROPRIETARY INFORMATION by their respective employees, authorised representatives and persons and entities authorised by TELKOM in terms of formal arrangements and who are required as part of such arrangements to assist TELKOM or an AFFILIATE, to USE or enhance the USE of TELKOM'S or an AFFILIATE'S USE of the SOFTWARE.
3. 11.   Unless the parties should agree otherwise, TELKOM may make 1 (one) copy of the SOFTWARE at the DESIGNATED SITE for archival purposes and such number of backup copies of the SOFTWARE consistent with TELKOM'S normal periodic backup procedures. Such copies must be held in a safe place for use
- 1 1 -                                             TELKOM CONTRACT No. 076C/01
only in the event of the SOFTWARE in regular use being rendered unusable or inoperable. TELKOM shall notify SAP AFRICA should TELKOM need to USE such backup or archival copy/ies.
3. 12.       The DOCUMENTATION and SAP AFRICA PROPRIETARY INFORMATION may
not be copied by TELKOM except for USE by TELKOM or AFFILIATE.
3. 13.        TELKOM shall not alter or erase SAP AFRICA's, SAP AG's and any of their respective licensors' copyright, trademark, service marks, logos and other proprietary notices on any complete or partial copies of the SOFTWARE,
DOCUMENTATION or SAP AFRICA's PROPRIETARY INFORMATION.
3. 14.     It is recorded that the SOFTWARE requires those THIRD-PARTY DATABASES listed in annexure 1 which, unless the parties should agree otherwise, shall be acquired and licensed by TELKOM directly from THIRD-PARTY DATABASE licensors approved by SAP AFRICA, which approval shall not unreasonably be withheld. SAP AFRICA confirms that the SOFTWARE shall perform and conform to its functional specifications on all THIRD-PARTY DATABASES in respect of which it has given its approval aforesaid. Accordingly, the licence granted in terms of this AGREEMENT, shall be restricted to such extent if any, required to implement those restrictions imposed on TELKOM directly by such THIRD-
PARTY DATABASE licensors. This AGREEMENT and the license granted in terms hereof shall be suspended, if for any reason:
3. 14. 1.          TELKOM fails to obtain and/or maintain a licence from SAP AFRICA or such THIRD PARTY DATABASE licensor; or
3. 14. 2.          TELKOM'S database licence/s terminates prior to the termination of this
    AGREEMENT and is not replaced with a suitable alternative.
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3. 15.       It is recorded for the avoidance of doubt that, provided TELKOM is receiving and paying for Maintenance Service as contemplated in clause 9, SAP AFRICA shall provide Maintenance Services in accordance with the provisions of clause 9 and annexure 2, in respect of the third party software that is licensed by SAP
AFRICA to TELKOM in terms of this AGREEMENT provided that SAP AFRICA shall not provide such Maintenance Services in respect of any THIRD PARTY
DATABASE software that is not licensed in terms of this AGREEMENT.
4.      DELIVERY AND INSTALLATION
4. 1.      Delivery:
SAP AFRICA shall deliver 1 (one) copy of the SOFTWARE and the
DOCUMENTATION, in machine-readable format to TELKOM'S DESIGNATED
1SITE within 4 (four) weeks from the effective date ("delivery"). The
DOCUMENTATION shall be delivered in the language version requested by
TELKOM provided that such language version is commercially available.
4. 2.      Installation and Support Services:
4. 2. 1.        unless agreed otherwise in writing, TELKOM shall be responsible for installation of the SOFTWARE. TELKOM shall be responsible for configuring and installing any required disk storage systems, network software, application servers, DESIGNATED UNITS and computer terminals and workstations prior to installation of the SOFTWARE. It is recorded that upon TELKOM's request and on terms to be agreed upon separately, in writing, SAP AFRICA will provide installation services, pre-
installation support, installation support, configuration, training and consulting services in respect of the SOFTWARE;
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4. 2. 2       TELKOM shall test each module of the SOFTWARE extensively in its live business environment to determine that it appears to be free of any major defects and that it is suitable for TELKOM's application before TELKOM
USES the SOFTWARE within and for the benefit of its business.
4. 3.    TELKOM shall be entitled to utilise or operate the SOFTWARE on different operating software for no additional licence fee or consideration but TELKOM shall be liable for any installation, configuration or other costs incurred in changing such operating software.
5.      LICENSE AND REVENUE SHARING FEES AND PAYMENT TERMS
5. 1.      Licence Fee: In consideration for the licence granted hereunder, TELKOM shall pay to SAP AFRICA the licence fee as stipulated in annexure 1 ("the Licence
Fee"). The Licence Fee is priced in US dollars ("USD"). Forthwith after the effective date, SAP AFRICA shall invoice TELKOM for payment of the License
Fee. SAP AFRICA shall convert the agreed License Fee, expressed in USD, into
ZAR using the USD: ZAR rate of exchange ruling at the close of business on the day immediately preceding the date of invoice. For the purposes of this
AGREEMENT, the "ruling rate" shall be the "buy" rate for USD's offered by SAP
AFRICA'S bankers on that day. The Licence Fee expressed in ZAR as aforesaid, shall be paid by TELKOM within 30 days of receipt by TELKOM of the invoice.
5. 2.     In addition to the Licence Fee, TELKOM shall pay to SAP AFRICA an amount equal to that percentage stipulated in 5. 3 ("the REVENUE SHARE
PERCENTAGE"), of TELKOM'S total gross revenue that TELKOM earns or derives from commercial exploitation of the SOFTWARE licensed in terms hereof.
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("the REVENUE SHARE FEE"). For the purposes of calculating the REVENUE
SHARE FEE payable to SAP AFRICA, " the total gross revenue" earned or derived by TELKOM from the USE of the SOFTWARE:
5. 2. 1.           shall exclude:
5. 2. 1. 1.                VAT and other Government taxes raised on such revenue;
5. 2. 1. 2.                any credits, if any, that TELKOM may grant on a formal basis, to a
    BUSINESS THIRD PARTIES;
5. 2. 1. 3.                royalties or fees that may be payable by TELKOM to a bona fide third party who provides, in terms of formal arrangements with TELKOM, additional functionality, enhancement or value add services to, or in respect of, the SOFTWARE; any revenue earned or derived by
    TELKOM pursuant to TELKOM providing goods and/or services in a manner that does not USE the SOFTWARE; and
5. 2. 1. 4.                any other type of cost or charge that SAP AFRICA and TELKOM may expressly agree shall be excluded;
5. 2. 2.                  shall include the following amounts payable to TELKOM by BUSINESS
       THIRD PARTIES for:
5. 2. 2. 1.                all charges and fees for accessing the Marketplace, any value add services, any information, access to, or USE of, the SOFTWARE;
5. 2. 2. 2.                regular or once - off subscription fees for access to, or USE of, the
    SOFTWARE, or the Marketplace or any information in respect thereof;
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5. 2. 2. 3.          value add services that SAP AFRICA and it's licensors may provide to
TELKOM and/or BUSINESS THIRD PARTIES USING, or in respect
of, the SOFTWARE and/or the Marketplace;
5. 2. 2. 4.          value added services that TELKOM may provide to BUSINESS
THIRD PARTIES USING or in respect of the SOFTWARE and/or the
Marketplace; and
5. 2. 2. 5.          any other fee or charge that TELKOM and SAP AFRICA may in the future agree, should be included in the total gross revenue.
Where REVENUE SHARE is levied from a Net Market Maker connected to the
TELKOM Marketplace, then, the cumulative REVENUE SHARE shall not exceed the REVENUE SHARE PERCENTAGE.
5. 3      For the period commencing from the effective date and ending February 2002, the REVENUE SHARE PERCENTAGE shall be 10%. For the financial year commencing 01 March 2002 and thereafter until agreed otherwise, the
REVENUE SHARE PERCENTAGE shall be 10% provided that should the percentage of TELKOM'S direct and indirect procurement expenditure that is transacted USING the SOFTWARE equal those percentage ranges stipulated below, then, the REVENUE SHARE PERCENTAGE shall be decreased to the corresponding percentage:
    Percentage of TELKOM'S procurement USING SOFTWARE
    Between 60% and 79%
   80% or greater
     9%
     8%
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5. 4      The REVENUE SHARE FEE shall be payable quarterly in arrears 45 days after the end of each quarter for the duration of this AGREEMENT.
5. 5      Should TELKOM fail to pay the REVENUE SHARE FEE, such failure shall not effect TELKOM'S rights to USE the SOFTWARE but SAP AFRICA shall be entitled to separately claim such payments from TELKOM as provided for hereinabove.
5. 6      TELKOM shall keep accurate records and accounts as are reasonably necessary to verify TELKOM'S compliance with its' obligations in respect of the REVENUE
SHARE FEE. For the duration of this AGREEMENT, TELKOM shall within 3 months after expiry of its financial year - end furnish to SAP AFRICA a certificate by TELKOM'S auditors, certifying the gross revenue earned by TELKOM or derived by TELKOM as calculated in accordance with clause 5. 2. SAP AFRICA shall repay to TELKOM or TELKOM shall pay to SAP AFRICA, as the case may be, any overpayment or underpayment respectively.
5. 7      Referral Fees
TELKOM shall be entitled for the duration of this AGREEMENT, to market, at prices and on terms and conditions determined by SAP AFRICA and its licensors as being applicable to potential buyers. Should TELKOM be the effective cause of the sale and licensing to any person or entity, of the following products, then
TELKOM shall be entitled to receive from the licensor of such product, a referral fee equal to 10 % of the agreed license fee of each such product:
5. 7. 1           Net Market Maker;
5. 7. 2           Enterprise Buyer (Professional); and/or
5. 7. 3           Private Exchange.
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5. 8      TELKOM shall invoice and recover from the licensee of such products the full license fee thereof and TELKOM shall pay to SAP Africa an amount equal to such license fee less the aforesaid referral fee.
5. 9       The Revenue Share Fee and other related commercial terms of this
AGREEMENT shall be reviewed to market by the parties upon each anniversary of this AGREEMENT in an endeavour to agree upon any increases or decreases thereto. The parties acknowledge that the market for the SOFTWARE in South Africa is limited and that therefor it may be difficult to ascertain market conditions for the purposes of reviewing such commercial terms. Accordingly, the parties shall take cognisance of market conditions in other countries where the SOFTWARE is being used. Should the parties be unable to agree upon any such amendments within 30 days from the end of each year if any, then such dispute shall be referred for determination by the Arbitration Foundation of Southern Africa ("AFSA") in
accordance with the rules of AFSA and to an arbitrator appointed by the
Chairperson of AFSA upon application by either party. Except in the case of manifest error, the arbitrators' ruling shall be final and binding upon the parties but shall be without prejudice to a party's other rights and obligations arising from the AGREEMENT.
6.      DURATION AND TERMINATION
6. 1.       Duration:
The licence granted hereunder shall become effective upon execution of this
AGREEMENT by both parties and shall endure indefinitely unless terminated under clause 6. 2.
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6. 2.      Termination:
This AGREEMENT and the licence granted hereunder shall terminate should any of the following events occur:
6. 2. 1.              30 (thirty) days after TELKOM gives SAP AFRICA written notice of
TELKOM's wish to terminate this AGREEMENT for any reason. Any such termination shall be subject to accrued rights and obligations but only after payment of all Licence and Maintenance Fees then due and owing; or
6. 2. 2.               Subject to the provisions of this AGREEMENT, should either party ("the defaulting party") breach a material obligation arising from this
       AGREEMENT and remain in breach, notwithstanding receipt of written notice from the other party ("the innocent party") affording the defaulting party 20 days to remedy its breach, then the innocent party shall be entitled to terminate this AGREEMENT alternatively, to claim specific performance of the defaulting party's obligations without prejudice to the innocent party's rights to claim damages for such breach.
6. 3.      No Refund:
Subject to, and without prejudice to, the provisions of clauses 6. 2. 2, 10 and 11, should this AGREEMENT be terminated for whatever reason, then TELKOM shall not be entitled to any refund of any of the Licence Fee payments or portions thereof made by TELKOM other than Maintenance Fees that may have been paid in advance.
6. 4.      Duties upon Termination:
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Upon any termination hereunder, TELKOM and its AFFILIATES shall immediately cease USE of the SOFTWARE, DOCUMENTATION, THIRD-PARTY DATABASE
and other SAP AFRICA PROPRIETARY INFORMATION and shall irretrievably delete and remove such items from all DESIGNATED UNITS, application servers, computer terminals, workstations, data files and DESIGNATED SITES.
Within 30 (thirty) days after any termination, TELKOM shall deliver to SAP
AFRICA, at the latter's expense, (adequately packaged and insured for safe delivery) or, at SAP AFRICA'S request, destroy, all copies of SAP AFRICA's
PROPRIETARY INFORMATION in every form. TELKOM shall irretrievably erase the SOFTWARE, and DOCUMENTATION, from any THIRD-PARTY DATABASE and SAP AFRICA's PROPRIETARY INFORMATION from any storage media.
TELKOM agrees that an officer of TELKOM with the express authority to make such a representation, shall certify in writing to SAP AFRICA that it and each of its AFFILIATES has performed the foregoing. Within 3 months after any termination, SAP AFRICA shall at its' cost return TELKOM'S PROPRIETARY
INFORMATION to TELKOM.
7.      PROPRIETARY RIGHTS
7. 1.    TELKOM acknowledges that ownership of and title in and to all intellectual property rights, including patent, trademark, service mark, copyright and trade secret rights in SAP'S AFRICA'S PROPRIETARY INFORMATION are and shall remain vested in SAP AFRICA and SAP AG and their respective licensors.
TELKOM acquires only the right to USE the SOFTWARE, SAP AFRICA'S
PROPRIETARY INFORMATION under the terms and conditions of this
AGREEMENT and does not acquire any ownership, rights or title in or to the
SOFTWARE nor to SAP AFRICA'S PROPRIETARY INFORMATION.
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7. 2.     TELKOM shall not itself, nor through any third party copy, translate, disassemble, or decompile, nor create or attempt to create, by reverse engineering or otherwise, the source code from the object code of the SOFTWARE licensed hereunder or use it to create a derivative work.
7. 3.     TELKOM shall not remove any proprietary, copyright, trademark, or service mark legend from the SOFTWARE, DOCUMENTATION or SAP AFRICA'S
PROPRIETARY INFORMATION.
7. 4.     TELKOM shall maintain a log of the number and location of all originals and copies of the SOFTWARE. The inclusion of a copyright notice on any portion of the SOFTWARE, DOCUMENTATION or SAP AFRICA'S PROPRIETARY
INFORMATION shall not cause, or be construed to cause, it to be a published work.
7. 5.     Subject to the provisions of clause 8. 1 that expressly provide otherwise, all modifications and extensions to the SOFTWARE and DOCUMENTATION shall be considered part of the SOFTWARE and DOCUMENTATION for purposes of this clause 7.
7. 6.      In order to protect the rights of SAP AFRICA and its licensors and TELKOM, in and to their respective PROPRIETARY INFORMATION, SAP AFRICA and
TELKOM agree that neither party shall, without the other party's prior written consent, disclose, provide, or make available any of the PROPRIETARY
INFORMATION of the other party in any form to any person, except to bona fide employees, officers, directors, or consultants of such party whose access is necessary to enable such party to exercise its rights hereunder. Each party agrees that prior to disclosing any PROPRIETARY INFORMATION of the other party to any such other person, it will obtain from such other person, a written
- 21 -                                             TELKOM CONTRACT NO. 076C/01
acknowledgement that he will be bound by the same terms as specified in this clause 7 with respect to the either party's PROPRIETARY INFORMATION.
7. 7.     TELKOM and SAP AFRICA acknowledge that any disclosure to third parties of
PROPRIETARY INFORMATION may cause immediate and irreparable harm to the owner of the disclosed PROPRIETARY INFORMATION. Accordingly, each party agrees to take all reasonable steps and the same protective precautions and measures to protect the other party's PROPRIETARY INFORMATION from disclosure to third parties as it would take with its own proprietary and confidential information.
8.      MODIFICATIONS AND EXTENSIONS:
8. 1.     TELKOM may make modifications and extensions to the SOFTWARE for use on the DESIGNATED UNIT(S) under the terms set forth in this clause 8.
8. 2.      In the event that TELKOM develops any extension or modification (hereinafter referred to as "TELKOM extension" or "TELKOM modification") to the
SOFTWARE, TELKOM shall have all rights, title and interest in such TELKOM extension or TELKOM modification subject to SAP AFRICA'S rights in the
SOFTWARE. TELKOM agrees, however, that such TELKOM extension or
TELKOM modification will be used solely in connection with TELKOM and its
AFFILIATES' business operations and that such TELKOM extension or TELKOM modification will not be marketed, licensed or sublicensed, sold, assigned, or otherwise transferred or made available to any third party or other entity, without the express prior written consent of SAP AFRICA. TELKOM hereby grants SAP
AFRICA the right of first refusal to any licence to, or assignment of, such
TELKOM extension or TELKOM modification and TELKOM agrees not to dispose.
- 22 -                                             TELKOM CONTRACT NO. 076C/01
of or license, its rights thereto to any third party for a consideration not less than, and upon other terms not less favourable than those initially offered to SAP
AFRICA.
8. 3.    In the event that SAP AFRICA develops jointly with TELKOM for universal application and jointly funds with TELKOM, any extension or modification to the licensed SOFTWARE, then save as may otherwise be agreed upon in writing by
SAP AFRICA and TELKOM, such extensions or modifications will be the joint property of SAP AFRICA and TELKOM provided that
8. 3. 1.         Neither SAP AFRICA nor TELKOM will grant to any third party, either expressly or impliedly, any rights, title, interest in, or licences to, such jointly developed modification or extension. It is recorded that TELKOM shall be entitled to USE such modification and extension on the DESIGNATED
UNIT(S) at the DESIGNATED SITE(S) in accordance with the provisions of this AGREEMENT.
8. 3. 2.
 8. 4.    The parties hereto agree that the granting of any rights, title or interest to
TELKOM in any extension or modification (including TELKOM extensions and
TELKOM modifications) shall not be construed by the parties hereto or any court of law to mean that SAP AFRICA has granted or given up any rights, title, or interest in or to SAP AFRICA'S PROPRIETARY INFORMATION or any part thereof.
8. 5.    TELKOM agrees that it will not modify any third party SOFTWARE provided in terms of this AGREEMENT, unless expressly authorised in writing by such third party vendor and SAP AFRICA.
- 23 -                                             TELKOM CONTRACT No. 076C/01
8. 6.      During such time as SAP AFRICA provides maintenance service to TELKOM in respect of the SOFTWARE, TELKOM shall not make modifications to the
SOFTWARE without the prior written consent of SAP AFRICA which shall not be unreasonably withheld.
8. 7.     Notwithstanding anything to the contrary contained herein and without prejudice to SAP AFRICA'S right of pre- emption provided for in clause 8. 2, should a party
("the acquiror") wish to acquire for itself only, the rights (and accompanying obligations) in and to the jointly developed and funded MODIFICATION OR
EXTENSION, then the acquiror shall pay to the other party ("the divesting party")
an amount equal to the market value of such modification or extension.
9.      MAINTENANCE
9. 1      SAP AFRICA shall provide maintenance services in respect of the SOFTWARE in accordance with the provisions of this AGREEMENT and annexure 2 hereto
("Maintenance Service"). Maintenance Service by SAP AFRICA shall, unless expressly agreed otherwise in writing, be provided only to the DESIGNATED
SITE as specified in annexure 1. Maintenance Service includes the delivery of
RELEASES and VERSIONS, support via telephone, the correction of defects,
SAP AFRICA'S remote support on-line SOFTWARE services, and those other services as set out in annexure 2. It is conditional upon TELKOM receiving
Maintenance Service that TELKOM must make all required remote support and connections to the DESIGNATED UNIT, at its expense, as reasonably requested by SAP AFRICA. It is recorded that, unless the parties should agree otherwise, such remote access shall be by a dial - up facility only.
9. 2      The Maintenance Services to be provided by SAP AFRICA shall not include any services other than those contemplated in clause 9. 1 and those set out in
- 24 -                                             TELKOM CONTRACT No. 076C/01
annexure 2. Maintenance Services will be offered only for the current VERSION and RELEASE and the immediately preceding VERSION and RELEASE. SAP
AFRICA shall use its best endeavours to provide Maintenance Services in respect of earlier VERSIONS and/or RELEASES provided that should SAP
AFRICA and its licensors incur material costs in supporting such prior
RELEASES and/or VERSIONS, then the parties shall negotiate with each other, observing the principles of good faith, to agree upon additional maintenance fees payable by TELKOM in respect of such prior RELEASES and/or VERSIONS.
9. 3    Upon TELKOM'S request and provided that TELKOM has paid the Maintenance
Fee due to SAP AFRICA, SAP AFRICA shall, deliver new RELEASES and
VERSIONS and related DOCUMENTATION to the DESIGNATED SITES at no
*
extra cost to TELKOM. Maintenance Service does not include the delivery of any
SOFTWARE and DOCUMENTATION that SAP AFRICA offers as separate products and/or which have not been licensed in terms of this AGREEMENT.
9. 4       All other maintenance, consulting or related services not referred to in this clause 9 and/or in annexure 2, shall be agreed upon separately in writing and shall be subject to agreed additional charges.
Maintenance Fees and Payment
9. 5      As consideration for providing the maintenance services, TELKOM shall pay to
SAP AFRICA an annual fee, that shall be calculated as a percentage of the agreed License Fee, expressed in USD, for the SOFTWARE as specified in annexure 1 hereto. Such percentage is stipulated in the annexure 2 hereto
("the Maintenance Fee"). TELKOM shall pay the Maintenance Fee annually in advance, in ZAR, calculated at the ruling USD: ZAR rate of exchange on the
- 25 -                                             TELKOM CONTRACT No. 076C/01
date of invoice and otherwise in accordance with the other terms of payment set out in this AGREEMENT and annexure 2.
9. 6     SAP AFRICA shall be entitled, upon 3 months written notice, to increase the
Maintenance Fee by increasing the percentage upon which the Maintenance
Fee is calculated or, on another basis provided that any increase to the
Maintenance Fee, caused by a combination of increases arising from:
9. 6. 1         inflation; and/or
9. 6. 2         the percentage at which the Maintenance Fee is calculated; and/or
9. 6. 3         USD/ZAR exchange rate movements,
shall not be greater than the annual increase in the South African
Consumer Price Index for all areas for the immediately preceding year ("the
CPI"), as published by the Central Statistics Agency of South Africa, or its
successors. However, should the Maintenance Fee not be increased by the full extent of the CPI for any one year then, future increases to the
Maintenance Fee shall not exceed the difference between the actual increases to the maintenance fee and the cumulative effect of the annual increases in the CPI, for the immediately preceding thirty six consecutive months period.
9. 7    The Maintenance Services may be terminated by TELKOM in writing at any time upon 3 (three) months prior written notice. Subject to any accrued rights and obligations, SAP AFRICA shall be entitled to terminate the provision of Maintenance Services in respect of the
SOFTWARE or any modules thereof in the event of:
- 26 -                                             TELKOM CONTRACT No. 076C/01
9. 7. 1             an unremedied material breach of this AGREEMENT by TELKOM;
and/or
9. 7. 2               should SAP AFRICA, SAP AG or their respective licensors, cease, for whatever reason, providing such Maintenance Services,
provided that in the latter case, SAP AFRICA and /or SAP AG shall procure that COMMERCE ONE INC.. Inc. shall provide the Maintenance Service and any related obligations of SAP Africa when providing Maintenance
Service in terms of this AGREEMENT including, its' obligations arising out of annexure 3 Any Maintenance Fees paid in advance will be refunded to
TELKOM.
9. 8    Wherever in terms of this AGREEMENT, TELKOM is obliged or required to provide remote access for whatever reason to SAP AFRICA, then
SAP AFRICA and its representatives, shall comply strictly with
TELKOM"S internal policies, arrangements and procedures with regard thereto.
9. 9     SAP AFRICA shall use its best endeavours to meet and comply with the projected resolution times set out in annexure 2 hereto.
10.      WARRANTY
10. 1    SAP AFRICA warrants that the SOFTWARE will conform to the functional specifications contained in the DOCUMENTATION on the date of installation of the
SOFTWARE and will perform, when in use without material alteration on the
DESIGNATED UNIT in accordance with the functional specifications set forth in the DOCUMENTATION.
- 27 -                                             TELKOM CONTRACT NO. 076C/01
10. 2    SAP AFRICA'S warranty aforesaid is subject to TELKOM providing SAP AFRICA necessary access, including remote access, to the SOFTWARE and, if necessary, to the DESIGNATED UNIT and to TELKOM not being in breach of any material term of this AGREEMENT.
10. 3    TELKOM must specifically identify to SAP AFRICA, the nature of the perceived
SOFTWARE defect and specifically describe the conditions under which the perceived defect occurs. TELKOM shall provide SAP AFRICA with sufficient test time and support on TELKOM'S DESIGNATED UNIT to duplicate the problem, to verify that the defect is within or in respect of the SOFTWARE and to confirm that the problem has been corrected, provided that SAP AFRICA shall do so in a manner and at a time that does not, in the circumstances, unreasonably disrupt,
TELKOM'S day to day operations.
10. 4    Should any module or aspect of the SOFTWARE fail to conform to its' functional specifications, then SAP AFRICA shall, in terms of its warranty set out in this
AGREEMENT, either correct the defect, or, at SAP AFRICA's option, replace the defective SOFTWARE or any module thereof.
10. 5    When the USE of the SOFTWARE is significantly restricted by a reported defect and TELKOM has complied with its obligations on reporting defects, then SAP
AFRICA shall commence work on correcting the defect in accordance with the time periods stipulated in annexure 2, and to complete such correction as soon as possible thereafter, subject in all cases to the provisions of this clause 10.
10. 6     SAP AFRICA, at its cost, shall deliver and install a correction of the defect in machine-readable form. If, at TELKOM'S request, SAP AFRICA corrects a defect of any VERSION or RELEASE that is not subject to maintenance service, then
- 28 -                                             TELKOM CONTRACT No. 076C/01
SAP AFRICA shall be entitled to charge TELKOM in respect thereof, at SAP
AFRICA'S standard or usual charges and rates.
10. 7     The warranty set forth in this clause 10 shall not apply:
10. 7. 1         if the SOFTWARE is not USED in accordance with the DOCUMENTATION;
  or
10. 7. 2         to any EXTENSIONS or MODIFICATIONS not carried out by SAP AFRICA;
  or
10. 7. 3          if the defect is caused by a MODIFICATION or EXTENSION not carried out or approved by SAP AFRICA; or
10. 7. 4         if the SOFTWARE is not installed on a DESIGNATED UNIT; or
10. 7. 5         to the extent that the defect is caused to a material extent by TELKOM; or
10. 7. 6         if TELKOM does not provide access, including remote access to the
SOFTWARE as required under clause 10. 2; or
10. 7. 7         if the defect is caused by a malfunction in the THIRD PARTY DATABASE in which event, SAP AFRICA will assist TELKOM to obtain appropriate redress from the third party database supplier in accordance with SAP AFRICA'S and its licensors' arrangements with the supplier.
10. 8    SAP AFRICA does not warrant that the SOFTWARE will operate uninterruptedly or that it will be free from minor defects or errors, that do not materially affect the performance of the SOFTWARE or that the applications contained in the
SOFTWARE are designed to meet all of TELKOM'S or its AFFILIATES' business requirements.
- 29 -                                             TELKOM CONTRACT No. 076C/01
10. 9    The warranty set out in this clause 10, is given and accepted in lieu of all other express or implied warranties in respect of the SOFTWARE. TELKOM acknowledges and agrees that save as otherwise herein contained, no guarantees, representations, warranties or undertakings of any nature have been given to TELKOM by SAP AFRICA or any other person acting or purporting to act, on behalf of SAP AFRICA, SAP AG or their respective licensors, and TELKOM acknowledges that no representations or undertakings other than those contained herein have been made to, or relied upon by TELKOM.
10. 10    Ownership of all data stored on, or by means of, the THIRD PARTY DATABASES vest in TELKOM.
11     LIMITATION OF LIABILITY
11. 1    TELKOM'S sole and exclusive remedies for any breach of SAP AFRICA'S warranties contained in clause 10 shall, at SAP AFRICA'S option, be either:
11. 1. 1         replacement of the SOFTWARE and/or performance of services in respect thereof; or
11. 1. 2         return or credit of an appropriate portion of any payment made, or to be made, by TELKOM with respect to the defective portion, or the whole of the
SOFTWARE or Maintenance Services, but excluding the License Fee or any portion thereof.
SAP AFRICA must exercise its option within 20 days of first becoming aware of the defect.
11. 2    TELKOM'S remedies for other loss or damages shall be as set out in clauses
11. 34 and 11. 5 below.
- 30 -                                             TELKOM CONTRACT No. 076C/01
11. 3    For the avoidance of doubt, it is recorded that SAP AFRICA will not be liable under this AGREEMENT for:
11. 3. 1        the MODIFICATION or improvement of the SOFTWARE by TELKOM to fit the particular requirements of TELKOM; or
11. 3. 2        the correction of any data errors resulting from MODIFICATIONS or
EXTENSIONS by TELKOM or its agents; or
11. 3. 3        the correction of any data errors as a result of misuse of the SOFTWARE by
TELKOM or its agents; or
11. 3. 4        preparation or conversion of data by TELKOM into the form required for use with the SOFTWARE.
11. 4    Subject to, and without prejudice to the provisions of this clause 11. 1 and clause
10, SAP AFRICA'S liability for any loss or damages of whatever nature or however arising, that may be suffered by TELKOM or AFFILIATE from USE or license of the
SOFTWARE and irrespective of the number of occurrences giving rise to such liability, shall be limited to the aggregate of all License Fees paid by TELKOM to
SAP AFRICA in terms of this AGREEMENT, up until the date when such damages are determined or agreed.
11. 5      Notwithstanding anything to the contrary contained in this AGREEMENT, a party hereto (the "defaulting party") shall not be liable for any consequential damage or loss of whatever nature and/or however caused, that may be suffered by the other party (the "innocent party") other than for consequential loss or damages suffered by the innocent party caused by the wilful or intentional acts or omissions of the
- 31 -                                             TELKOM CONTRACT No. 076C/01
defaulting party or any person or entity in respect of whom the defaulting party may be vicariously liable. However, it is recorded for the avoidance of doubt that if
TELKOM should suffer a loss of revenue as a consequence of the SOFTWARE failing to conform or perform to its functional specifications, then SAP AFRICA's revenue share fee shall be decreased accordingly.
11. 6    It is agreed that each provision of this AGREEMENT that provides for a limitation of liability, or warranties or exclusion of damages, is intended by the parties to be severable and independent of any other provision and to be enforced as such.
11. 7      FAILURE OF MARKETPLACE
11. 7. 1       Notwithstanding anything to the contrary contained in this AGREEMENT and in particular, clause 11. 1, in instances where the module of the SOFTWARE constituting a portion of the Marketplace known as MarketSet 2. 0 Platform, fails and cannot be accessed or USED by TELKOM and BUSINESS THIRD PARTIES on the DESIGNATED UNIT and/or such other DESIGNATED UNIT where the
SOFTWARE is installed for disaster recovery or back-up USE, and such failure is caused solely by a failure in the SOFTWARE to perform in accordance with the specifications set out in the DOCUMENTATION and should the Marketplace remain unable to be accessed or USED by TELKOM and/or BUSINESS THIRD
PARTIES for a continuous period of 72 hours, commencing from the time when such failure is logged as a Priority 1 error (as defined in annexure 2) with SAP
AFRICA as a SOFTWARE problem and SAP AFRICA is unable to provide a solution or resolution within the said 72 hours, then TELKOM shall be entitled to terminate this AGREEMENT and claim damages limited as provided for in clause
11. 4.

- 32 -                                             TELKOM CONTRACT No. 076C/01
11. 7. 2        The remedy granted to TELKOM in terms of clause 11. 7. 1 shall only be available until statistics with regard to the stability of the Marketset 2. 0 Platform has reached a level that is acceptable to Telkom. Such acceptance shall be based on market norms for the availability levels of Marketset software similar to or the same as Marketset considered to be mission critical, which can be established via independent market research, which shall be the responsibility and for the account of SAP. In the event of a dispute between the parties then clause 22 shall apply.
12      INDEMNITY
12. 1    SAP AFRICA warrants that SAP AG and its licensors own the SOFTWARE and
CONFIDENTIAL INFORMATION licensed by SAP AFRICA hereunder, including all intellectual property rights therein and that SAP AFRICA has all rights from SAP
AG and its licensors necessary to licence the SOFTWARE and SAP AFRICA'S
CONFIDENTIAL INFORMATION to TELKOM in accordance with the terms of this
AGREEMENT,
12. 2    SAP AFRICA makes no representations with regard to the possibility of infringement by combination use of the SOFTWARE. The parties agree that SAP
AFRICA has no duty to investigate any such possibility. As used herein,
"combination use" means use of the SOFTWARE in combination or conjunction with any of the following (unless such use is prescribed in the
DOCUMENTATION):
12. 2. 1         any software other than the SOFTWARE (including TELKOM EXTENSION or TELKOM MODIFICATION) MODIFICATION) unless such EXTENSION or
MODIFICATION has been incorporated, wholly or partially, in the
SOFTWARE; or
- 33 -                                             TELKOM CONTRACT No. 076C/01
12. 2. 2         any apparatus other than a DESIGNATED UNIT; or
12. 2. 3         any activities of TELKOM or its authorised AFFILIATES not licensed under this AGREEMENT.
12. 3     Subject to clause 11. 2, SAP AFRICA shall indemnify TELKOM against all claims, liabilities, and costs, including reasonable attorneys fees, reasonably incurred in the defence of any claim brought against TELKOM in the TERRITORY by a third party alleging that TELKOM'S USE of the SOFTWARE and DOCUMENTATION infringes a third party's copyright, patent, PROPRIETARY INFORMATION and/or trade secrets; provided that TELKOM promptly notifies SAP AFRICA in writing of any such claim and SAP AFRICA is permitted to control fully the defence and any settlement of such claim at SAP AFRICA'S own expense. TELKOM shall co-
operate fully in the defence of such claim and any reasonable costs incurred by
TELKOM in giving such co-operation shall be reimbursed by SAP AFRICA. SAP
AFRICA may, in its sole discretion, settle any such claim on a basis whereby SAP
AFRICA, substitutes the SOFTWARE and DOCUMENTATION (in consultation with TELKOM) with alternative, substantially equivalent, non-infringing programs and support DOCUMENTATION, which TELKOM shall be obliged to accept.
12. 4     SAP AFRICA, SAP AG and their licensors, shall not be liable for any claims, liabilities and costs, including attorneys fees, reasonably incurred in the defence of any claim (other than for the infringement of intellectual property rights specified in clause 10. 3 above), arising out of TELKOM'S unauthorised use of the
SOFTWARE, DOCUMENTATION, THIRD-PARTY DATABASE and SAP
AFRICA PROPRIETARY INFORMATION, licensed under this AGREEMENT provided that SAP AFRICA promptly notifies TELKOM in writing of such claim and that TELKOM is permitted to control fully the defence and any settlement of such claim.
- 34 -                                             TELKOM CONTRACT NO. 076C/01
12. 5    SAP AFRICA shall be entitled, in its sole discretion, to take such actions against a third party that it determines are necessary or desirable in connection with any infringement or alleged infringement by a third party of the SOFTWARE and any module thereof or the DOCUMENTATION.
12. 6    Save as is set out in clause 11 and this clause 12, TELKOM shall have no other claim or remedy arising from the alleged infringement of third party intellectual property rights, against SAP AFRICA, SAP AG and their licensors.
13      ASSIGNMENT
13. 1    Neither Party shall be entitled to cede, or delegate its rights and obligations arising from this AGREEMENT or to assign this AGREEMENT to any other person or entity without the prior written consent of the other party provided that either party shall be entitled to assign this AGREEMENT, in whole and not part only, to any of its' subsidiary or holding companies (as defined and contemplated in the
Companies Act of 1973, as amended) provided that any such assignment shall ipso facto cease to be of any further force and effect as between the parties, should the assignee cease, for whatever reason, to be a subsidiary or holding company, of the assignor.
13. 2    TELKOM recognises and agrees that the source code and all parts thereof, is the valuable proprietary and confidential information and trade secrets of SAP
AFRICA, SAP AG and its licensors, and shall remain so even after a release of the source code to TELKOM under the Escrow agreement the provisions of which are set out in annexure 3. In the event of a release of the source code to TELKOM under the Escrow agreement, TELKOM agrees to hold same in strict confidence and to take appropriate action to preserve its confidentiality, and TELKOM shall
- 35 -                                             TELKOM CONTRACT No. 076C/01
have a non-exclusive, non-transferable LICENCE to use the source code solely for its own USE in order to support and maintain the SOFTWARE and for no other purpose whatsoever. TELKOM shall use the source code only at its own premises on its own data processing equipment or third parties in accordance with the license granted in terms of clause 3 and the provisions of this AGREEMENT.
TELKOM shall not copy the source code, nor disclose it to any third party except agents retained by TELKOM to assist in maintaining the SOFTWARE, provided that no such agent is in the business of marketing or developing SOFTWARE competitive with the SOFTWARE.
14      GENERAL PROVISIONS
14. 1    AGREEMENT Binding - This AGREEMENT shall be binding upon and accrue for the benefit of the parties hereto and their respective successors and permitted assigns.
14. 2    Entire AGREEMENT - This AGREEMENT and each annexure hereto constitute the complete and exclusive statement of the AGREEMENT between SAP AFRICA and TELKOM as to its subject matter and all previous representations, discussions and writings are superseded by this AGREEMENT. No variation of, or addition to, this AGREEMENT shall be of any force or effect unless reduced to writing and signed by both parties.
14. 3    Severability - It is the intent of the parties that in case any one or more of the provisions contained in this AGREEMENT shall be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect the other provisions of this AGREEMENT and this AGREEMENT shall be construed as if such invalid or unenforceable provisions had not been contained herein.
- 36 -                                             TELKOM CONTRACT No. 076C/01
14. 4    No Waiver - If either party should waive any breach of any provisions of this
AGREEMENT, it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision hereof.
14. 5    Publicity -Neither party shall use the name of the other in publicity, advertising, or similar activity, without the specific prior written consent of the other as to the content, appearance, layout and other features thereof, provided that TELKOM may use the marks "SAP", and "COMMERCE ONE INC" and the phrase "Powered by Market Set" in its websites that employ or utilise the SOFTWARE provided SAP
AFRICA and/or COMMERCE ONE INC.. Inc. have given its/their prior consent to the format and typeface thereof which consent shall not be unreasonably withheld.
14. 6    Governing Law -This AGREEMENT shall be governed by and construed under the
Laws of the Republic of South Africa.
1 5.      DOMICILIA AND NOTICES
15. 1     Any notices to be given to the parties in terms of this AGREEMENT shall be in writing and delivered by hand during ordinary business hours or posted by prepaid registered post or transmitted by fax during normal business hours to the addresses mentioned hereunder, which respective addresses the parties choose as their domicilia citandi et executandi for the delivery or service of all notices, communications or legal processes arising out of this AGREEMENT:
SAP  AFRICA :  SAP Business Park
1 Woodmead Drive
Woodmead, Sandton
Attention Managing Director
- 37 -                                             TELKOM CONTRACT NO. 076C/01
Fax: (011)235 6002
TELKOM                             The Managing Executive
Procurement Services
P 0 Box 447
Pretoria, 0001
19

19th Floor, Telkom Towers North
152 Proes Street, Pretoria
Fax: (012)311 6210/Tel: (012)311 6047
or such other address in the Republic of South Africa as either party may choose by written notice to the other from time to time.
15. 2    Every notice shall be deemed to have been properly given, in the absence of proof to the contrary:
15. 2. 1         if delivered by hand, on the date of delivery;
15. 2. 2         If sent by prepaid registered post, 14 (fourteen) days after the date on which the notice is posted;
15. 2. 3         If sent to a party at its telefax number, on the date of transmission where it is transmitted during normal business hours of the receiving instrument, and on the next business day where it is transmitted outside those business hours, in either event provided that it has been confirmed by registered letter posted no later than the business day immediately following the date of transmission.
- 38 -                                             TELKOM CONTRACT No. 076C/01
15. 2. 4         Notwithstanding anything to the contrary herein contained, a written notice or communication actually received by either party from the other, shall be an adequate written notice as communication to such receiving party notwithstanding that it was not sent to or delivered at that party's chosen domicilium citandi et executandi.
16.      FRAUD
16. 1     If, at any time during the currency of this Agreement, TELKOM in its reasonable discretion based on prima facie evidence determines that SAP AFRICA has, in respect of this Agreement or any other contract or agreement to which they were or are Parties:
16. 2. 1         acted dishonestly and/or in bad faith, and/or
16. 2. 2         has made any intentional or negligent misrepresentation to TELKOM whether in any negotiations preceding the conclusion of, or in the execution of this or any other agreement between the Parties,
then TELKOM will be entitled by written notice to SAP Africa forthwith to cancel this Agreement. Upon such cancellation TELKOM will be entitled in addition to all other remedies available to it, to recover from SAP Africa all damages it has suffered by virtue of such conduct by SAP Africa. If, at the time of such cancellation, TELKOM is indebted to SAP Africa for any amounts whatsoever,
TELKOM will be entitled to withhold payment in respect thereof for a period of 90
(ninety) days from the date of cancellation in order to investigate SAP Africa's conduct and any damages suffered by TELKOM. No payment by TELKOM to SAP
Africa after the lapse of such period will preclude TELKOM thereafter, from recovering from SAP Africa any such damages as it may have suffered.
- 39 -                                             TELKOM CONTRACT No. 076C/01
17.      FORCE MAJEURE
17. 1    If circumstances which were not foreseeable with reasonable foresight or avoidable with reasonable care ("circumstances") arise, or be reasonably anticipated and delayed or have potential to delay the performance, whether in whole or in part impossible then, the party whose performance is affected, or whose performance may be affected ("affected party"), will forthwith, in good faith and by the most expeditious means, notify the other party in writing of:
17. 2. 1           the cause, nature and extent of the circumstances;
17. 2. 2           the expected duration of the circumstances;
17. 2. 3           the extent to, which the performance will be affected.
17. 3      If the circumstances change after the affected party has notified the other party in accordance with clauses stated above, the affected party will, forthwith, in good faith and by the most expeditious means, inform the other party of such changes and keep the other party undated on such changes.
17. 4    Subject to the Agreement clauses stated above, the circumstances will not terminate the Agreement between the parties, or absolve the affected party from performance.
17. 4. 1       If the circumstances make the agreed performance impossible, the affected party will, having regard to all relevant factors, as soon as possible and in good faith, put proposals for alternatives to the other party. Such proposals will be in sufficient details to enable the other party to technically and
- 40 -                                             TELKOM CONTRACT No. 076C/01
informatively assess the alternatives and to decide whether any alternative is acceptable.
17. 4. 2        If there is no alternative acceptable to the other party, it may elect to terminate the AGREEMENT with immediate effect and without prejudice to any other rights it may have, subject to payment of any amounts due and payable.
17. 5      If the circumstances delay the agreed performance-
17. 5. 1        the affected party will, forthwith and in good faith, take all reasonable steps to mitigate delay and recover lost time, and
17. 5. 2        having regard to all relevant factors and in good faith, notify the other party as soon as possible of the steps to be taken to mitigate the delay and recover lost time and keep the other party updated on changes and progress thereof.
17. 5. 3        the other party may, if the extent to which the delay may be mitigated and time lost be recovered are unacceptable to it, elect to terminate the
AGREEMENT.
17. 5. 4        neither of the parties will have any claim, arising from the circumstances, on the other, provided any amounts due and payable, are paid in full.
17. 6      Without limiting the generality and intention of the clauses above in any way, the circumstances may include, without being limited thereto:
17. 6. 1           War, riots, civil or military insurrection and like political happenings.
17. 6. 2           Natural disasters such as earthquakes, fire, storms and floods.
- 41 -                                             TELKOM CONTRACT No. 076C/01
17. 6. 3           Governmental acts and omissions.
17. 6. 4           Terrorism and sabotage.
17. 7      Any delay or non performance of any provision of the AGREEMENT (other than for payment of amounts due hereunder) caused by conditions beyond the control of the performing party will not constitute a breach of the AGREEMENT and the time for performance of such provision, if any, will be deemed to be extended for a period equal to the duration of the conditions preventing performances.
18.      SAFETY AND SECURITY
18. 1    SAP Africa agrees to comply with TELKOM'S security and safety procedures.
Without limiting the generality thereof, SAP Africa will specifically comply with the
Occupational Health and Safety Act. This AGREEMENT will constitute compliance with section 37(2) of said act and SAP Africa will ensure that all necessary steps are taken to comply the said Act.
19.      CANVASSING, GIFTS, INDUCEMENTS AND REWARDS
19. 1    SAP Africa will not under any circumstances offer promise or make any gift, payment, loan, reward, inducement, benefit or other advantage to any of
TELKOM'S employees.
19. 2    Such an act is a material breach of the AGREEMENT and will be dealt with accordingly.
20.      MODIFICATION OF AGREEMENT
- 42 -                                             TELKOM CONTRACT No. 076C/01
20. 1     If it becomes necessary during the AGREEMENT period to amend this
AGREEMENT or to delete any of the existing provisions contained in this
AGREEMENT, then such amendments will be done after consultation and mutual agreement between SAP AFRICA and TELKOM and confirmed in writing and signed by the parties to this AGREEMENT.
21.        MARKETING PLANS
As soon as possible after signature of this AGREEMENT, representatives of the parties shall meet and commence discussions and negotiations on the establishment, compilation and content of a marketing and branding plan in respect of the SOFTWARE and the services offered and to be offered by
TELKOM, USING the SOFTWARE. During such negotiations, the parties shall observe the principles of utmost good faith to each other and they shall use their best endeavours to reach agreement on the sharing of responsibilities and tasks, the financial and other contributions due from each party and such other appropriate terms and conditions. Failure by the parties to reach any such agreement, shall not entitle either party to terminate this AGREEMENT.
22.      ARBITRATION
22. 1. 1        Should any dispute of whatever nature arise between the parties, then any and all disputes shall be submitted to and decided by arbitration. Any such arbitration
("the arbitration") will be governed by the provisions of this clause 22.
22. 2    Subject to the other provisions of this agreement specifically providing for the resolution of any dispute, where any dispute, disagreement, or claim arises between the parties (called here after the dispute) concerning this agreement, the parties shall try to resolve the dispute by negotiation. This entails that the one party
- 43 -                                             TELKOM CONTRACT NO. 076C/01
invites the other in writing (providing details of the dispute) to meet and to attempt to resolve the dispute within 7 (seven) days from the date of the written invitation.
Should the dispute not be resolved in this manner, the dispute will go to arbitration.
22. 3    The arbitration shall be held informally in Johannesburg or such other place agreed upon by the parties and in accordance with the rules of the Arbitration Foundation of
Southern Africa, it being the intention of the parties that, as far as possible, the arbitration shall be concluded within 21 days after it has been demanded.
22. 3    The arbitrator shall be a person agreed upon by the parties or, failing such agreement, by the chairperson of AFSA. The arbitrator shall be empowered to appoint such assistants as he deems fit in the event of the subject matter of the dispute requiring expertise in any particular field for its proper resolution.
22. 4    Unless the parties otherwise agree, the arbitrator's award shall be in writing, and shall be final and binding upon the parties and at the notice of either party, be capable of being made an order of a competent court.
22. 5    No provision in this arbitration clause shall be taken as prohibiting the rights of either party to approach the appropriate court for the purposes of any interim or interdictory relief.
23     INSURANCE
23. 1   Without limiting SAP AFRICA'S liabilities or responsibilities in terms of the
AGREEMENT, SAP AFRICA will provide and maintain insurance to cover its liability and responsibilities in terms of this AGREEMENT.
23. 2   Notwithstanding anything elsewhere contained in the AGREEMENT, SAP AFRICA will provide at least:
23. 3   Insurance in terms of the Compensation for Injuries and Diseases Act, No. 130 of
1993, as amended. SAP AFRICA will upon request from TELKOM submit proof to the satisfaction of TELKOM that it is insured under the Compensation for
- 44 -                                             TELKOM CONTRACT NO. 076C/01
Injuries and Diseases Act by providing TELKOM with adequate proof stating that it has paid all assessments due;
23. 4    Legal liability in respect of claims for death and/or injury to persons or loss of/or damage to third party property;
23. 5    Motor Vehicle Liability Insurance in respect of all motor vehicles brought onto the premises of TELKOM.
24      CONFIDENTIALITY
24. 1    For the purposes of this clause, any person giving information shall be referred to as "the discloser" and any person receiving information shall be referred to as "the recipient".
24. 2    All information of a confidential nature (including, but not limited to, all information relating to the software), disclosed or made available by one party to the other in connection with this agreement, whether furnished verbally or in writing or in computer language, and whether marked with proprietary legend or not, shall constitute confidential, proprietary and trade secret information (collectively referred to as "the information") of the disclosure, provided that there shall be excluded from such information any information which is at the time of disclosure already in the public domain otherwise than by breach of this agreement and there shall furthermore be excluded such information as the recipient is able to show was within its knowledge prior to the disclosure thereof.
- 45 -                                             TELKOM CONTRACT NO. 076C/01
24. 3    The recipient shall at all times, including such times after this agreement has been terminated, unless otherwise agreed in writing by the discloser, hold the information furnished by the discloser in strict confidence and shall use such information solely for the purposes of this agreement. The recipient shall disclose such information only to its own employees and professional advisers as are necessary for the purposes of carrying out its obligations and duties in terms of this agreement, provided that prior to such disclosure such employees and professional advisers have been advised in writing by the recipient of the confidential nature of the information. The same shall be true of customers. The recipient shall make no other use or disclosure of any nature of the information. For the purposes of this clause 25, the phrase "personnel" shall be deemed to include directors, sub-
contractors or other representatives of the recipient.
24. 4     The recipient shall at all times, unless otherwise agreed in writing by the discloser:
24. 4. 1       hold the information and the reports furnished by the discloser in the strictest confidence;
24. 4. 2       shall use such information and reports solely in connection with the recipient's internal evaluation of the possibilities, the advancement and implementation of the business association contemplated in this agreement.
- 46 -                     TELKOM CONTRACT No. 076C/01
24.
 5
24.
 6
The recipient shall disclose such information and the reports only to its own employees and professional advisers as are necessary on a strictly need to know basis.
The recipient and its employees shall not copy, reverse, engineer, exchange or reproduce the information and/or the reports, in whole or in part, by any method whatsoever.

THUS DONE AND SIGNED at  Pretoria  on this 31st day of  March 2001

For and on behalf of SYSTEMS APPLICATIONS (AFRICA)(Proprietary)limited
/S/

/S/

(who warrants his authority to so sign)
For:  TELKOM  SOUTH AFRICA LIMITED

 (who warrants his authority to so sign)
/s/
 (who warrants his authority to so sign)

 THUS DONE AND SIGNED at  Pretoria  on this 31st day of  March 2001
For and on behalf of TELKOM SOUTH AFRICA LIMITED
in the presence of the undersigned witnesses
AS WITNESSES
 Signature         /S/
Print name:      name illegible
Signature         /S/
Print name:      M.L.MORKEL

- 47 -                                            TELKOM CONTRACT No. 076C/01
- 48 -                                             TELKOM CONTRACT NO. 076C/01
ANNEXURE 1
To
AGREEMENT
between
SYSTEMS APPLICATION PRODUCTS (AFRICA) (PTY) LIMITED
with
TELKOM SOUTH AFRICA LIMITED
Designated Site/Location:                       91 OAK AVENUE, CENTURION
Affiliate Name (if different from Licensee):
Delivery Address:
Contact Person:  BLAIRE   ABSHIRE   Tel. No    012-677-3518
Designated Unit to be identified by Licensee to SAP AFRICA in writing.
Hardware Manufacturer:                                       Type/Model:
Operating System: ____________________________
CENTURION DATA CENTRE
   91 OAK AVENUE, CENTURION
- 49 -                                              TELKOM CONTRACT NO. 076C/01
Database Manager: Licence Number:
1.         This Annexure 1 is annexed to and incorporated into the Agreement. Should any provision of this Annexure conflict with the provisions of the Agreement, then the provisions of this Annexure shall prevail.
The Licence fee for the Software licensed in terms hereof is US$5, 000, 000, 00. The
License Fee shall be converted into ZAR and TELKOM shall be invoiced on the day following signature of this AGREEMENT at the ruling USD/ZAR exchange rate being the average between "buy" and "sell" usd offered by SAP Africa's bankers at the close of business on the date of signature of this AGREEMENT. The License Fee expressed in ZAR plus VAT thereon shall be payable by TELKOM within 7 days of the date of invoice. Should TELKOM fail to pay the License Fee on due date then,
TELKOM shall pay interest on such amounts due but outstanding at the legal rate of interest and any negative variation in the USD/ZAR exchange rate from due date of payment until receipt of payment shall be for TELKOM'S account. If this
AGREEMENT is not signed by Telkom on or before 31
st
  March 2001, then the license
fee shall be determined in accordance with the SAP Africa/COMMERCE ONE INC..
standard pricing policies.
3.          The revenue share that TELKOM shall pay to SAP AFRICA shall be 10%.
4.           The Software licensed in terms of this agreement comprises the following modules and components:
A. Platform
15. 1. 1.                         Product Description
The MarketSet 2. 0 Platform provides the infrastructure on which the MarketSet E-
Marketplace is created and deployed. The MarketSet 2. 0 Platform provides the necessary tools and components to support the exchange of XML-based business documents (xCBL) between trading partners, and enables business services to interact with those business documents. More specifically, the MarketSet 2. 0 platform provides the messaging, routing, addressing, transaction, security, connectivity, and high availability components and services, necessary to create and deploy world class business-to-business e-marketplaces. The MarketSet 2. 0 platform shares a common feature/functionality set with COMMERCE ONE INC.. 's MarketSite 4. 0 and
Net Market Maker 2. 0 e-Marketplace solutions.
- 50 -                                              TELKOM CONTRACT NO. 076C/01
16. B. Market Set Builder
16. 1. 1. Product Description
MarketSet Builder is an essential element of the MarketSet E-MarketpIace infrastructure. It enables communities to develop and flourish within a marketplace.
It enables the marketplace operator to create their own branded marketplace, register and manage users of their marketplace and target content and services to those users. In addition, it plays a critical role in the integration of business services to the marketplace
1 7. C. Business Services Framework
17. 1. 1. Product Description
The Business Service Framework, or BSF, is a set of services, interfaces, tools, methodologies, and documentation that provides, as a whole, a comprehensive means for connecting new services into the Global Trading Web.
Add-In Services
The open and flexible Market Set Business Services Framework enables e-
marketplaces to leverage their domain expertise and provide additional services and greater value for their users. An e-marketplace can incorporate third-party services specific to an industry, as well as cross-industry services such as shipping, taxation, and credit reports.
18. Core Market Set Services
19. A. Procurement Services
19. 1. Product Description
Enterprise Buyer Professional Edition has been optimized for SAP customers looking for an e-procurement application that can automate the entire purchasing process, including MRO as well as direct goods purchases. When this application suite is run hosted at a MarketSet, this is referred to as Procurement Services.
Professional has deep integration natively to the other supply chain components that make up the MarketSet solution.
- 51 -                                              TELKOM CONTRACT NO. 076C/01
20. B. Content Services
20. 1. Product Description
Content Services offers a comprehensive set of offerings to handle all of the content needs of Market Set e-marketplaces and deliver value-added content to their trading communities.. Market Set's content and catalogue offering includes the following components and services:
21. Content Engine
21. 1. Product Description
Content Engine addresses all the critical needs of an e-marketplace operator to create, operate, and maintain a commerce-ready Catalog. Content Engine combines unique data aggregation capabilities with an easy to use, powerful search engine that enables marketplace operators to offer a multi-supplier catalog that could potentially contain products and information from thousands of suppliers. Content Engine also allows marketplace operators to link 3rd party data (ratings, data sheets, regulations information) or self created content to product information to provide a unique value added search experience for their community.
22. C. Order Management Services
22. 1. Product Description
MarketSet Order Management Services is a web-based application offered as a hosted service that enables sellers to simply manage orders and publish content through a Web browser. MarketSet Order Management Services allows suppliers to transact with buyers using only a browser and access to the Internet.
MarketSet Order Management Services is a critical piece of the solution that allows the participation of small or specialized sellers. With MarketSet Order Management
Services, the buying customer can access unique products from a full range of sellers, regardless of their technical infrastructures.
MarketSet Order Management Services provides an efficient and easy-to-administer solution to enable sellers and automate the transaction process. At the same time, a
MarketSet market maker is able to administer and monitor transaction related activities to ensure high service quality for their e-marketplace.
- 52 -                                              TELKOM CONTRACT NO. 076C/01
23. D. Auction Services
23. 1. 1. Product Description
Market Set Auction Services offers real-time bidding solutions for corporate buyers and sellers, enabling them to quickly and cost-effectively implement B2B Internet bidding events to enhance existing procurement or liquidation processes. Market Set
Auction Services supplies businesses with a fully hosted solution and provides users with administrative capabilities to control the data and the bidding process. It enables businesses to conduct online dynamic exchanges of products and services with their suppliers, their channel partners and their customers
24. E. Analysis Services
24. 1.                 Product Description
The Reporting Solution in MarketSet 2. 0 includes capturing and retaining information about the data that passes through Enterprise Buyer Professional Edition on the e-
marketplace and providing that data to Business Information Warehouse 1for analysis. Standard report templates are available out of Business Information
Warehouse as well as the ability to create custom reports. Users can also use the build in online analytical processing (OLAP) engine for further evaluations and analyses. Currently, Enterprise Buyer Professional Edition is the only service providing data to Business Information Warehouse, but other services will provide data in future releases.
1
 Branding name may change.
- 53 -                                              TELKOM CONTRACT No. 076C/01
24. 2.   Software
The following software is provided in the MarketSet 2. 0 Solution package:
 Market Site Platform 4. 0
 Market Site Admin Console 4. 0
 Market Site Builder 4. 0
 Order Management Services x. x
 Supply Order 3. 0
 SDK Pro 4. 0
 BCC 4. 0
 CPC 3. 2. 1 NT (128 Bit)
 Business Connector 3. 1. 1
 Document Mapping Service 1. 1
 Procurement Service (Enterprise Buyer Professional Edition)
 Content Engine 2. 0 with Service Pack 2
 Planning Services 3. 0a (URL Link Only)
 Design Services
  Business Analysis 2. 0B
 ITS 3. 0
 Auction Services 4. 0
 Market Set 1. 0 Additional Components CD
 Business Connector 3. 1 (Developer Edition)
 Round Trip Broker 1. 1
 Bulletin Board 1. 0
 User Management Mapping Service 1. 0
 Installation for Market Set 1. 0 (PDF)
24. 3.
3rd Party Proprietary Software also Licensed in terms of this Agreement
- 54 -                                              TELKOM CONTRACT No. 076C/01
The following 3rd party proprietary software is provided as a part of the MarketSet E-
Marketplace Solution
 SonicMQ Message Broker
 Netscape's iPlanet Directory Server 4. 11
 Extensibility's XML Authority 1. 1 d
 Allaire's JRun Pro 2. 3. 3
 InetSoft's Style Report 2. 1
 Cygnus'GNU Tools B20. 1 Release
 Sun's Java Naming and Directory Interface 1. 2
 Sun's Java Server Development Kit 2. 0
 Sun's JavaMail. 1. 2
 Sun's JavaBeans Activation Framework 1. 0. 1 Release
 Sun's Java Runtime Environment Version 1. 2. 2
 Sun's Java Foundation Classes (JFC) / Swing JFC 1. 1 with Swing 1. 1. 1
 lAIK's Java toolkit for Cryptography Extension 2. 51
 lAIK's iSaSiLk Java toolkit SSL 2. 51
 RSA's BSafe Crypto-J
 James Clark's XT XSL Processing Library Version 19991105
 ANTLR. ORG's ANTLR 2. 5. 0
 SAX's SAX 1. 0 and 2. 0
  W3C's Jigsaw 2. 0. 3
 Microsoft Virtual Machine Build 3229
 Microsoft's Data Access Components (MDAC) 2. 1. 2. 4202. 3 Service Pack
5.  The following third party databases need to be acquired and licensed by Telkom (if not already acquired and licensed) to enable the software to be operated:
- 5 5 -                                              TELKOM CONTRACT No. 076C/01
SAP MARKETSET DATABASES
          Jrun
        JDK
        Web
          Server
        DB
         JDBC
         LDAP
                NT 4. 0
            HotSpot Server
          1. 2. 2
          MJHS IIS 4. 0
         MS SQL 7 SP 2
         I-NET OPTA 2000
          4. 1. 2 on NT
                  SOLARIS 8
               HotSpot Server
                     1. 2. 2
                Apache 1. 3. 9 +
                   Oracle DB 8. 1. 6
                   Oracle Driver for JD
                           1. 2
                 Netscape LDAP v
                 4. 1. 2 on Solaris
                  WINDOWS 2000
               HotSpot Server
                     1. 2. 2
                   MS IIS 5. 2
                  MS SQL 7 SP2
                 I-NET OPTA 2000
                  Netscape LDAP v
                     4. 1. 2 on NT
-56-                                             TELKOM CONTRACT NO. 076C/01

THUS DONE AND SIGNED at  WOODMEAD  by SYSTEMS APPLICATIONS PRODUCTS
(AFRICA) (PROPRIETARY) LIMITED    on this 31st day of  March 2001
 /S/
For SYSTEMS APPLICATIONS PRODUCTS (AFRICA)(Pty)limited
/

(who warrants his authority to so sign)
For:  TELKOM  SOUTH AFRICA LIMITED

 (who warrants his authority to so sign)
/s/

 THUS DONE AND SIGNED at  Pretoria by the TELKOM SOUTH AFRICA LIMITED
on this 31st day of  March 2001

AS WITNESSES
 Signature         /S/

Signature         /S/

- 57 -                                              TELKOM CONTRACT No. 076C/01

ANNEXURE 2

to

AGREEMENT

between

SYSTEMS APPLICATION PRODUCTS (AFRICA) (PTY) LTD

and

TELKOM SOUTH AFRICA LIMITED

MAINTENANCE FEE

1.     The Maintenance Fee shall be calculated at 17% of the License fee stipulated in annexure 1 for the license of the SOFTWARE.

2.     MAINTENANCE SERVICES

SAP Africa ("SAP") endeavours to provide the highest quality support and to ensure system stability throughout the life cycle of the Software solution. TELKOM will benefit through a lower total cost of ownership and will, in the future, experience an optimal usage of system resources and protection of existing investments.

         7 x 24h Support Worldwide

SAP Customer Support delivers help for software problems in a fast and competent manner. SAP provides a 7 x 24h Support availability for messages with 'very high'

priority using the 'Follow-the-Sun' model. At any given time of day an expert will be at hand to provide advice.

All Support centres are linked through a unique Support infrastructure, ensuring that all information provided to SAP is on hand regardless where or when.

- 58 -                                              TELKOM CONTRACT No. 076C/01

Software Maintenance

Software Maintenance includes the further improvement of the software, as well as the continuous adaptation of the software to new database and operating system versions.

        Each new release contains solutions to all known software errors.

Delivery of Functional Enhancements and Updates to the R/3 Software

SAP and its Licensors continuously enhance and improve the Software to ensure that

Licensees customers always have the latest technology and business functions (e. g.

functionality supporting the introduction of the Euro). SAP ensures that customers always receive the latest release of the R/3 software as soon as it becomes available.

 Integrated Support for SAP and Partner Products

SAP maintains Collaborative Support Agreements with SAP Partners who have provided

Licensees with hardware, operating system and database platforms to ensure seamless support. Should a Licensee request SAP require the involvement of the respective partner, SAP has established interfaces and procedures to do so.

 Access to 'SAP's Frontend (formerly: OSS)

SAP'sFrontend is a quick and user-friendly interface for communication between customers and SAP. Features include:

- Access to the Software Support Package repository for downloads

- Database access to individual problem solutions for downloads

- Knowledge Database access to a wealth of information on the use of the Software

- Electronic notification about important information (HotNews)

- Access to SAP's request handling process.

Support Services

The requirement for deriving the full benefit from SAP's Global Support Network is a remote connection from the customer's Software System to SAP's Frontend. This enables the efficient usage of SAP's portfolio of Remote Services and will enable customers to work with the SAP Support experts whenever required and in particular, at the start of their

- 59 -                                              TELKOM CONTRACT NO. 076C/01

implementation. Also, a remote connection is a prerequisite for 7 x 24h support for priority 1 messages.

Under the TeamSAP Support maintenance agreement, SAP Support deals with problem messages pertaining to:

- An error in the software

- An error in the software causes subsequent errors

- There are problems when implementing corrections

- There is no training or documentation available

- The functions are not logical

- The software ergonomics has flaws

Messages of this nature are responded to in writing via SAP's Frontend.

Any other messages are termed consulting issues and may be processed by either SAP's

Remote Consulting department, the customer's implementation consultants or SAP consultants. This service is, however, priced separately and is not within scope of the maintenance agreement. Messages of this nature usually concern:

-  Processing logic of the software, the business processes and customising (questions regarding working with transactions, programs and screens, the contents of screens and printouts, etc. )

- Administration or tuning of the SAP System, of the database or the operating system

- Errors caused by a modification of the system

- A solution is clear from the short text or from the help text of the system error

Maintenance Service Levels

Optimum support with fast reaction times is the cornerstone of SAP's Support organisation.

SAP's Support process uses a three-tier Support structure:

 Local Support (in 50 countries worldwide)

Local Support Centres at SAP subsidiaries are the local contact points for customers.

During usual working hours, the Local Support Centres handle all inquiries relating to support in the language of the respective country and, if necessary, forward them to the

-60-                                             TELKOM CONTRACT NO. 076C/01

appropriate local partner or the nearest Regional Support Centre. Most inquiries are entered via SAP 's Frontend which offers all the advantages of automatic dispatching.

 Regional Support (more than 400 Support professionals in four Regional Support

Centres)

Regional Support Centres are located in Walldorf, Germany (Europe/Africa), Philadelphia,

USA (Americas), Singapore (Asia-Pacific) and Tokyo, Japan (North East Asia). These

Centres are responsible for processing support inquiries and also form part of the 7 x 24h support network. According to the 'FoIlow-the-Sun' principle, inquiries received outside normal working hours are automatically forwarded to the Regional Support Centre that is currently active. Another task is the co-ordination of regional partners in their co-operation with SAP customers.

 Development Support (Europe, Americas, Asia)

SAP Africa's Local Support Centre supports all SAP customers in the Southern Africa/Sub-

Sahara region. In the event of SAP Africa being unable to respond timeously or effectively,

the support query will be elevated to COMMERCE ONE INC.. Inc. consultants, in which event, SAP Africa shall use its best endeavours to respond timeously in accordance with the service levels stipulated in the table below.

The Quality Management processes implemented throughout the SAP Support organisation are certified globally according to the international standard ISO 9002.

The workflow between the support levels is defined in an internal Support Level Agreement

(SLA) and SAP's Support Process Monitoring team ensures that requests are forwarded smoothly between the support levels. SAP Africa, SAP AG and their respective licensors shall use their best endeavours and efforts to ensure that the below mentioned Initial

Reaction Times and Projected Resolution Times ("PRT") are achieved in 80% of all cases;

Priority

Very High (1)

High (2)

Medium (3)

Low (4)

Initial Reaction Time

(IRT)

30 minutes

2 hours

4 hours

8 hours

Projected Resolution Time

(PRT)

1 day

3 days

7 days

1 4 days

Priority 1: d, h, min = days, hours, minutes in actual time

Priority 2, 3, 4: d, h, min = days, hours, minutes during office hours

- 61 -                                              TELKOM CONTRACT No. 076C/01

The initial reaction time (IRT) is the time elapsed between message receipt at SAP ("Send to

SAP" in SAP Service System) and initial contact with the customer or change of the message status.

The Projected Resolution Time (PRT) is the time elapsed between IRT and providing a solution.

Priorities of messages are defined as follows:

 Very High or Priority 1

A message with priority "Very high" is justified when critical restrictions in day-to-day operations are encountered. Critical tasks, especially time-critical jobs, cannot be performed,

due to a total system shutdown or a malfunction in a main function of the production SAP system.

This message requires immediate processing, as the malfunction can result in serious losses.

 High or Priority 2

A message with priority "High" is justified when serious restrictions in day-to-day operations are encountered. Necessary tasks cannot be performed due to a malfunction or failed function in the Software that is urgently required in the current situation.

The message requires rapid processing, because the continuing malfunction could cause a serious interruption in the entire production system.

 Medium or Priority 3

A message with priority "Medium" is justified when restrictions in day-to-day operations are encountered. This is caused by a malfunction or failed functionality in the system.

 Low or Priority 4

A message with priority "Low" is justified when day-to-day operations are not affected or only affected in a minor fashion. This is caused by a malfunction or failed functionality in the system that is not used daily or is only used rarely.

(Problem situations in test systems will normally result in a priority that is one level lower than the identical problem in a production system).

- 62 -                                              TELKOM CONTRACT No. 076C/01

On the anniversary of this AGREEMENT, the parties shall enter into discussions and negotiations for the purposes of reviewing the aforestated maintenance service level terms,

more particularly, the related commercial terms thereof including, the maintenance fee and/or percentages; the response, processing and resolution times; the penalties that may be payable by SAP Africa and/or its licensors for failing to comply with such times and other aspects of the maintenance services. The parties acknowledge that the market for the

SOFTWARE in South Africa is limited and that therefor it may be difficult to ascertain market conditions for the purposes of reviewing such commercial and related terms. Accordingly,

the parties shall take cognisance of market conditions in other countries where the

SOFTWARE is being used. Should the parties be unable to agree upon any such amendments within 30 days from the anniversary date, then such dispute shall be referred for determination by the Arbitration Foundation of Southern Africa ("AFSA") in accordance with the rules of AFSA and to an arbitrator appointed by the Chairperson of AFSA upon application by either party. The arbitrator shall upon request of either party, appoint a suitably qualified expert to assist him in determining the dispute. Except in the case of manifest error, the arbitrators' ruling shall be final and binding upon the parties but shall be without prejudice to a party's other rights and obligations arising from the AGREEMENT.

- 6 3 -                                             TELKOM CONTRACT No. 076C/01

Customer Message Support

The process of customer message support is the interface between development and service. The process steps that impact upon the SLA are customer message recording,

preliminary checking, search for relevant error notes (known problem solution), and problem analysis.

Life Cycle of a Customer Message

Refer to accompanying PDF for diagram

Telkom customers can access the SAP's Frontend or SAPNet-Web Frontend and create their own requests and messages. Customer requests and messages that are received in writing via fax (+27 11 2356004) are first processed by the support facility of the Local

Support Centre and then recorded for further processing in SAP's internal customer support system. A request or message is automatically assigned to an administrator in the SAP support organization (Local Support and Regional Support for the Software) based on the components assigned to it.

Performing preliminary checks, searching for troubleshooting information

The processor first checks whether the problem report is complete, and whether an entry has already been made in the system containing a solution to the reported problem. This search is conducted semi-automatically in SAP's support system. If an entry is found containing a solution to the problem, then the person who had submitted the problem report is notified in writing via SAPNet and the problem is closed for SAP.

Problem Analysis

If, following preliminary analysis, the Local Support level decides that the problem must be handled by an expert in the respective component, the problem is passed on to the Regional

- 64 -                                             TELKOM CONTRACT No. 076C/01

Support level. If the problem involves a program error or if the processor cannot find a solution despite intensive analysis, he or she transfers it to the Development Support level.

The responsibility for Development Support lies with the user departments of the development areas.

If no relevant error note (known solution) exists, the customer shall provide SAP with sufficient test time and support, as an attempt is made to reproduce the reported problem and to determine whether it is a problem with the software (at SAP or in the customer's system, provided that the latter does not negatively affect the customer's operations). If this reproduction of the problem is not possible, the next time the problem occurs, additional analyses are performed to narrow down the source of the problem. In the meantime, the problem receives the status of "customer action" in the support system. If special handling by an expert is required, then it is relayed to Development Support.

Escalation Management

In the event of SAP's Support Management deciding that the standard support processes are insufficient to solve a critical customer situation (problems as described in point 2 above) a formal escalation process is invoked.

During this process, SAP will assign the required SAP personnel to the customer remotely

(via a remote connection) and/or on site, as appropriate. These resources will be under the direct supervision of SAP's management and the customer will not incur any costs.

A formal de-escalation process, involving an assigned Customer Services Manager, will take place once the critical issue has been resolved.

During the implementation phase prior to the SOFTWARE being installed, SAP AFRICA and

TELKOM will negotiate with each other to discuss and agree upon an appropriate detailed escalation process for the Maintenance Services that SAP AFRICA and its licensors will provide and that will apply during the said implementation phase and the "go-live" stage. The parties shall also determine an escalation process that is appropriate for TELKOM'S needs and business requirements when USING the SOFTWARE.

-65-                                             TELKOM CONTRACTN0. 076C/01

THUS DONE AND SIGNED at  WOODMEAD  by SYSTEMS APPLICATIONS PRODUCTS

(AFRICA) (PROPRIETARY) LIMITED    on this 31st day of  March 2001

 /S/               /S/

(who warrants his authority to so sign)

For:  TELKOM  SOUTH AFRICA LIMITED

 (who warrants his authority to so sign)

/s/

 THUS DONE AND SIGNED at  Pretoria by the TELKOM SOUTH AFRICA LIMITED

on this 31st day of  March 2001 in the presence of the undersigned witnesses

AS WITNESSES

 Signature         /S/

Signature         /S/

- 66 -                                             TELKOM CONTRACT No. 076C/01

ANNEXURE 3

to

AGREEMENT

between

SYSTEMS APPLICATION PRODUCTS (AFRICA) (PTY) LTD

with

TELKOM SOUTH AFRICA LIMITED

1.           ESCROW ARRANGEMENTS

1. 1       SAP Africa warrants that the entire source code for the SOFTWARE owned by or licensed by SAP AG and/or COMMERCE ONE INC.. ("Source Code"),

together with related DOCUMENTATION as it is, or becomes available, shall be deposited into an escrow account by no later than 30 June 2001 which is maintained at Volksbank Wiesloch, Germany (the "Escrow Agent"), pursuant to an agreement between the Escrow Agent and SAP AG (the "Escrow

Agreement"). The Escrow Agreement provides that the Escrow Agent shall,

under certain circumstances, release the Source Code and related

DOCUMENTATION to TELKOM.

1. 2       SAP Africa further warrants that SAP AG will from time to time (as soon as the relevant RELEASE and/or VERSION has been finalised) deposit into the escrow account copies of all new versions of the Source Code and related

DOCUMENTATION encompassing any and all copies of all versions of the

Source Code and related DOCUMENTATION encompassing any and all

CORRECTION LEVELS.

- 67 -                                             TELKOM CONTRACT No. 076C/01

1. 3                       TELKOM may, at its own cost, verify that the new version of the Source Code is deposited with the Escrow Agent.

1. 4                       Without prejudice to any express provision to the contrary contained in the

AGREEMENT, TELKOM shall have the right to access the Source Code if

SAP:

1. 4. 1                           is in default of any material term, condition or provision of this

AGREEMENT as a consequence of which the TELKOM is prevented from having substantial USE and benefit of the SOFTWARE in terms thereof and remains in default for a period of 30 (thirty) days from receipt of the first written request to remedy the default concerned; or

1. 4. 2                            ceases to carry on business or to provide the particular USE, service or benefit referred to in clause 12. 4. 1; or

1. 4. 3                           becomes bankrupt or has a receiving order made against it, or is placed in liquidation or under judicial management in either case, whether provisional or final, or is deregistered.

1. 5                       TELKOM shall not have the right to access the Source Code if SAP AG or a

SAP AG affiliate agrees to assume, carries out and continues to carry out,

SAP Africa's maintenance obligations under this AGREEMENT, pursuant to the terms and conditions hereof.

1. 6                       TELKOM recognises and agrees that the Source Code and all parts thereof, is the valuable proprietary and confidential information and trade secrets of SAP

AG, and shall remain so even after a release of the Source Code to TELKOM under the Escrow Agreement. In the event of a release of the Source Code to

TELKOM under this AGREEMENT, TELKOM agrees to hold same in strict confidence and to take appropriate action to preserve its confidentiality, and

- 68 -                                             TELKOM CONTRACT No. 076C/01

TELKOM shall have a non-exclusive, non-transferable LICENCE to USE the

Source Code solely for its own use in order to support and maintain the

SOFTWARE and for no other purpose whatsoever. TELKOM shall USE the

Source Code only at its own premises on its own data processing equipment or third parties in accordance with clause 3 of the AGREEMENT. TELKOM agrees not to copy the Source Code, nor to disclose it to any third party except

Agents retained by TELKOM to assist in maintaining SOFTWARE, provided that no such Agent is in the business of marketing or developing software competitive to the SOFTWARE.

-69-                                            TELKOM CONTRACT No. 076C/01

THUS DONE AND SIGNED at  WOODMEAD  by SYSTEMS APPLICATIONS PRODUCTS

(AFRICA) (PROPRIETARY) LIMITED    on this 31st day of  March 2001

 /S/

For SYSTEMS APPLICATIONS PRODUCTS (AFRICA)(Pty)limited

/

(who warrants his authority to so sign)

For:  TELKOM  SOUTH AFRICA LIMITED

 (who warrants his authority to so sign)

/s/

 THUS DONE AND SIGNED at  Pretoria by the TELKOM SOUTH AFRICA LIMITED

on this 31st day of  March 2001

AS WITNESSES

 Signature         /S/

Signature         /S/